UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported):  October 8, 2004

COMMISSION FILE NO.:  000-49724

ATLANTIC SYNERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

91-2079553

(IRS Employer Identification No.)

14 Wall Street, Suite 1620, New York, New York 10005

(Address of principal executive offices)     (Zip code)

(800) 361-5540

(Issuer Telephone Number)

6 Avenue A

Fort Pierce, Florida 34950

 (Former address)

Item 7 - FD

Press release filed as exhibit.

Item 9.01 Financial Statements and Exhibits

99.  Press Release

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atlantic Synergy, Inc.

October 8, 2004

/s/ Oleg Firer

Oleg Firer

Chief Executive Officer